UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALBERTON ACQUISITION CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Not applicable

	(2)	Aggregate number of securities to which transaction applies: Not applicable

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ALBERTON ACQUISITION CORPORATION

Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 26, 2020

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend a special meeting of the shareholders of Alberton Acquisition Corporation (the “Company” or “Alberton”) to be held at 9:30 a.m., Eastern Daylight Savings Time, at Alberton’s corporate headquarter, located at 11th Floor, South Tower, Tongye Tower, 7008 North Ring Avenue, Futian District, Shenzhen, China, on October 26, 2020, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s memorandum and articles of Association dated October 24, 2018 (as amended to date and as may amended from time to time, the “M&A”) to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from October 26, 2020 (the “Current Termination Date”) to April 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date”, such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred as the “Extension Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Company is filing this supplement to the definitive proxy statement in Schedule 14A filed on October 6, 2020 to correct the number of the outstanding shares as of the record date and subsequently update the beneficiary ownership table contained thereby as follows:

The Board has fixed the close of business on September 18, 2020 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 4,616,238 outstanding shares, including 1,414,480 outstanding public shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
●	each of our executive officers and directors that beneficially owns ordinary shares; and
●	all our officers and directors as a group.

As of the record date, there were a total of 4,616,238 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Hong Ye Hong Kong Shareholding Co., Limited(2)	1,658,319	35.92%
Guan Wang(3)	1,658,319	35.92%
Keqing (Kevin) Liu	958,959	20.77%
Bin (Ben) Wang	494,480	10.71%
John W. Allen(4)	30,000	0.65%
Harry Edelson(5)	30,000	0.65%
William Walter Young(6)	0	0
Qing S. Huang(7)	0	0
Peng Gao	0	0
All directors and executive officers as a group (Six individuals)	3,201,758	69.36%
Mizuho Financial Group, Inc. (8)	419,497	9.09%

(1)	Unless otherwise indicated, the business address of each of the individuals is Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

(2)	Guan Wang, the sole shareholder and director of Hong Ye Hong Kong Shareholding Co., Limited, has voting and dispositive power over the shares held by Hong Ye Hong Kong Shareholding Co., Limited.

(3)	Represents shares held by Hong Ye Hong Kong Shareholding Co., Limited. Guan Wang has voting and dispositive power over the shares held by such entity.

(4)	Resigned from his positions as an independent director and the chairman of the compensation committee of the Company on October 19, 2020.

(5)	Resigned from his positions as an independent director and the chairman of audit committee of the Company on October 19, 2020.

(6)	Appointed as an independent director and the chairman of audit committee of the Company on October 20, 2020.

(7)	Appointed as an independent director and the chairman of audit committee of the Company on October 20, 2020.

(8)	Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

All of the founder shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property.

Revoking Your Proxy and Changing Your Vote.

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

●	You may send another proxy card with a later date;

●	You may notify Karen Smith, the Company’s proxy solicitor, by telephone at (877) 870-8565, by email at ksmith@advantageproxy.com, or in writing to c/o Alberton Acquisition Corp., Guan Wang before the special meeting that you have revoked your proxy; or

●	You may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Recommendation of the Board

The Company’s board of directors continues to recommend that you vote “FOR” the Extension Amendment.

Please read this Proxy Supplement carefully and in its entirety together with the Proxy Statement, which was previously mailed to you, before voting. To the extent that any information contained in the Proxy Supplement is inconsistent with the information contained in the Proxy Statement, the Proxy Supplement shall be deemed to have superseded the Proxy Statement.

If you have questions about the proposals or if you need additional copies of this Proxy Supplement, the Proxy Statement or the proxy card, you should contact Advantage Proxy, Inc., Attn: Karen Smith, the Company’s proxy solicitor, at (877) 870-8556 (banks and brokers can call collect at (206) 870-8565) or at ksmith@advantageproxy.com.

Dated: October 23, 2020

Sincerely,

/s/ Guan Wang
Guan Wang
Chairman of the Board

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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